UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 3, 2018
EXTRACTION OIL & GAS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-37907 (Commission File Number)	46-1473923 (IRS Employer Identification No.)
370 17th Street, Suite 5300
Denver, Colorado 80202
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (720) 557-8300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Extraction Oil & Gas, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2018 in Houston, Texas, for the following purposes: (1) to elect two Class II directors to serve on the Company’s Board of Directors with a term of office expiring at the 2021 Annual Meeting of Stockholders; (2) to ratify the appointment of PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) to approve, on an advisory basis, the frequency of future advisory votes on executive compensation. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 5, 2018.
At the close of business on March 14, 2018, the record date for the Annual Meeting, 175,556,184 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.
Proposal 1 — Election of Directors
Both of the nominees for Class II director were duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Patrick D. O'Brien	111,546,692	27,627,259	17,877,553
Marvin M. Chronister	125,535,327	13,638,624	17,877,553

Proposal 2 — Ratification of Appointment of Independent Auditors
The appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
156,808,969	11,840	230,695

Proposal 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers
The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
133,224,620	5,713,660	235,671	17,877,553

Proposal 4 — Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Executive Compensation
The holding of advisory votes on executive compensation every year was approved, on an advisory basis, as follows:

Every Year	Every Two Years	Every Three Years	Abstain
138,560,720	30,545	349,546	233,140

The Company has determined that it will hold an advisory vote on executive compensation every year, until the next stockholder advisory vote on the preferred frequency of advisory votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2018	EXTRACTION OIL & GAS, INC.
	By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr. Chief Financial Officer

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